UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 26, 2012

Post Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-35305	45-3355106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2503 S. Hanley Road

St. Louis, Missouri 63144

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code (314) 644-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 20, 2012, Ralcorp Holdings, Inc. (“Ralcorp”), the corporate parent of Post Holdings, Inc. (the “Company”), issued a press release (the “Press Release”) providing certain forward-looking information relating to the Post cereals business. Ralcorp included the Press Release in a Current Report on Form 8-K that was furnished by Ralcorp to the Securities and Exchange Commission (the “SEC”) on January 23, 2012.

On January 26, 2012, the SEC declared effective the Company’s Registration Statement on Form 10, as amended. As a result, the Company desires to include the Press Release in this Current Report on Form 8-K that is being furnished by the Company to the SEC.

Item 2.02	Results of Operation and Financial Condition.

Information furnished under Item 7.01 is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

The text of the Press Release, a copy of which is attached hereto as Exhibit 99.1, is incorporated by reference herein.

The information contained in Items 2.02 and 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

The Exhibit to this Current Report on Form 8-K is listed in the Exhibit Index to this report, which Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 26, 2012	Post Holdings, Inc. (Registrant)

	By:	/s/ Jeff A. Zadoks
	Name:	Jeff A. Zadoks
	Title:	Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Ralcorp dated January 20, 2012